EXHIBIT 10.12

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 Revenue
  Stamp
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To  Industrial  Bank  of  Korea                                 Date 2005.10



Name                             (Sign)
      ---------------------------------
Address


Joint  Surety                           (Sign)
             ---------------------------------
Address


Pledgee                            (Sign)
        ---------------------------------
Address



The conditions of the transactions of the contract with the bank shall be changed or added according to the following. Any clauses not altered remain the same as the original contract.

ARTICLE  1  EXTENSION  OF  LOAN  TRANSACTION  PERIOD,  AUGMENTATION OF LOAN LINE
1.  Loans  that  are  extended  or  augmented  are  as  follows.

                                                      Extension of   *Augmented
                                                      Loan Period    amount (loan
                                                      (Loan expiry   line amount    Change of
Loan Contract              Loan (line)   Loan Expiry  date after     after          applied
Date           Loan Type   amount        Date         extension)     augmentation)  interests
-------------  ----------  ------------  -----------  -------------  -------------  ---------
                           800 million
200 .  .       Trade fund  won           200 .  .     ( ) ( ) ( )    won (    )
-------------  ----------  ------------  -----------  -------------  -------------  ---------
200 .  .                   won           200 .  .     ( ) ( ) ( )    won (    )
-------------  ----------  ------------  -----------  -------------  -------------  ---------



* In "loan expiry date", record the coming loan date, in "loan extension period" record the extension period from the start of the current loan expiry date (eg write 1 year if 1 year extension is desired). If specific loan expiry date is required (eg conditional credit security loan) place two lines over extension of loan period and record the "loan expiry date after extension" (eg 2004.7.18).
* If this column is filled, Clause 2 is left blank and augmented amount is filled in by the debtor.

2. If the original loan that is extended by Clause 1 is P-rate floating loan or short-loan standard interest floating loan, the method of interest application is all changed to "Interests based on won currency + add/subtract interest( %)".

ARTICLE 2 CHANGE OF CONDITIONS OF TRANSACTION, ADDITION SUBJECT Excluding Clause 1, transaction clauses that are altered or added as to this contract are as follows.


                                                                Miscellaneous
                         Loan (pledge)  Transaction  Applied    (Account
Contract date  Contract  amount         expiry date  interests  number, etc)
-------------  --------  -------------  -----------  ---------  --------------
200 .  .                 won            200 .  .
-------------  --------  -------------  -----------  ---------  --------------
200 .  .                 won            200 .  .
-------------  --------  -------------  -----------  ---------  --------------

* Contract : Fill in as contract of loan transaction, contract of lending transaction, contract of flexible mortgage, flexible surety
* Loan (pledge) amount : In case of contract of loan (lending) transaction, fill in current loan amount/credit line, in case of contract of flexible mortgage, fill in set amount

ARTICLE  3  TERMINATION  OF  MORTGAGE
Terminate  mortgage  on  maximum  set  amount  of              won.
                                                  ------------

ARTICLE  4  TERMINATION  OF  FLEXIBLE  PLEDGE
Terminate  pledge  of  security  credit  line             won.
                                              -----------

ARTICLE  5  TERMINATION/ADDITION  OF  JOINT  SURETY
Alter  the  joint  surety  for  debtor         as  to  the  following.
                                       -------


Name                         Citizen registration number  Changes made
---------------------------  ---------------------------  ----------------------
                                         -                Termination   Addition
---------------------------  ---------------------------  ----------------------
                                         -                Termination   Addition
---------------------------  ---------------------------  ----------------------



* Each additional joint surety shall write out separate flexible surety.


ARTICLE 6 CHANGES TO MISCELLANEOUS CONDITIONS OF TRANSACTIONS (for partial termination of mortgage, exchange of pledged items, changes to repayment date, etc)

--------------------------------------------------------------------------------
Before  change                           After  change
---------------------------------------  ---------------------------------------


--------------------------------------------------------------------------------
Reason
--------------------------------------------------------------------------------

1. I have received the bank's standard contract of loan transaction (enterprise, retail) and the copy of this contract, and sufficiently understand its contents.
2. I have heard the explanations on debtor's debt state, arrays and credit information and have understood its meaning.

                                      Debtor
                                                   -------------------
                                      Joint Surety
                                                   -------------------
                                      Pledgee
                                                   -------------------



                    [ ] In spite of standard contract Article 7, if any interests or installments are delayed, debt compensation shall be made to the loan amount before the period even without the notification of the bank and arrears compensation
Notifications       interests will be applied
------------------  -------------------------------------------------------------------------------
                    [ ] In spite of standard contract Article 8, I do not wish for notification of
Notifications       debt compensation information of joint sureties  beforehand.
------------------  -------------------------------------------------------------------------------
                    [ ] I do not wish notification of execution of loan (including extension of
Notifications       period)
------------------  -------------------------------------------------------------------------------
                    [ ] In respect to this contract, any personal information (name, citizen registration number, address, occupation), personal loan state (before and afterwards) and debt surety state (before and afterwards) must be agreed upon when given to or is being utilized by others in accordance with "Usage and protection of credit information" Article 23.  As such I agree that the bank
Agreement of        may submit the above information to credit information institutions, credit submission and use  information businesses or credit information supplier and user in conjunction of personal credit  with judging my credit information or to use with policy data within public
information         institutions.
------------------  -------------------------------------------------------------------------------
Agreements:
------------------
  *Debtor           [ ] Agree (limited to checked items) [ ] Disagree
------------------  --------------------------------------------------  ---------------------------
  *Joint surety     [ ] Agree (limited to checked items) [ ] Disagree
------------------  --------------------------------------------------  ---------------------------
  *Joint surety     [ ] Agree (limited to checked items) [ ] Disagree
------------------  --------------------------------------------------  ---------------------------


Notes:
1. In extension, limited or comprehensive flexible mortgager's signature is not required.
2. Agreements to submission, use of personal credit information is limited to retail loans.